                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 9, 1998



              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           (Exact Name of registrant specified in its charter)


United States                      333-36939               22-2382028
(State or other Jurisdiction of   (Commission File Number) (I.R.S. employer
Incorporation)                                             Identification No.)


                           802 Delaware Avenue
                        Wilmington, Delaware 19801
                 (Address of principal executive offices)
              Registrant's telephone number: (302) 575-5033

Item 5.  Other Events

                  Chase Manhattan Auto Owner Trust 1998-C. On June 9, 1998, the Registrant made available to prospective investors a term sheet setting forth a description of the collateral pool and the proposed structure of $1,094,789,211.45 aggregate principal amount of Class A Asset Back Notes and Asset Backed Certificates of Chase Manhattan Auto Owner Trust 1998-C.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

       Exhibit 99 Term Sheet dated June 9, 1998, with respect to the proposed issuance of Class A Asset Backed Notes and Asset Backed Certificates of Chase Manhattan Auto Owner Trust 1998-C.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION    (Registrant)


                                        By:  /s/ Patricia Garvey
                                           --------------------------------
                                        Name:    Patrica Garvey
                                        Title:   Vice President


Date:  June 9, 1998

                            INDEX TO EXHIBITS



                                                                Sequentially
Exhibit Number   Exhibit                                        Numbered Pages
--------------   -------                                        --------------

99 Term Sheet dated June 9, 1998, with respect to the proposed issuance of Class A Asset Backed Notes and Asset Backed Certificates of Chase Manhattan Auto Owner Trust 1998-C.